Exhibit 32.2

                          CERTIFICATION PURSUANT TO
               18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert G. LaVigne, Executive Vice President and Chief Financial Officer of Farmstead Telephone Group, Inc. (the "Company") hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The accompanying Annual Report of Farmstead Telephone Group, Inc. on Form 10-K (the "Report") for the fiscal year ended December 31, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 25, 2004


/s/ ROBERT G. LAVIGNE
---------------------
Robert G. LaVigne
Executive Vice President and Chief Financial Officer


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